UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1
                                    ________


                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 15, 2008
                                  ____________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
                            ________________________
             (Exact name of registrant as specified in its charter)

          NEVADA                        000-52782                 90-0335743
          ______                        _________                 __________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

        17314 STATE HIGHWAY 249, SUITE 306
        __________________________________
                  HOUSTON, TEXAS                              77064
                  ______________                              _____
     (Address of principal executive offices)               (Zip Code)


                                 (281) 469-5990
                                 ______________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
                                 ______________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on July 15, 2008, the Board of Directors of Mainland Resources, Inc., a Nevada corporation (the "Company") has appointed one additional individual, Ernest G. Sorochan, as members of the Board of Directors, and accepted the consent of him as a member of the Board of Directors. Therefore, as of the date of this Current Report, the Company's Board of Directors is comprised of the following individuals: Michael J. Newport, Robert D. Fedun, David Urquhart, and Ernest G. Sorochan.

Biography

Ernest G. Sorochan, P. Eng. has had over thirty years of experience in the petroleum industry where he has engaged in project management of international operations for oil companies, economic evaluations of oil and gas projects, planning, coordinating and implementing multi-well drilling programs in South America, sales and marketing with international service companies, hands-on experience in cementing, acidizing, sand control, hydraulic fracturing, drill stem testing and service tools, field experience in drilling, completions and work-overs of oil and gas wells, and operational experience in high pressure sour gas fields and gas plant facilitities.

From approximately April 2004 to present, Mr. Sorochan has been an area engineer for Compton Petroleum Corporation in Calgary, Alerbta. He provides engineering support for the Long Coulee, Grant and Vulcan areas in Southern Alberta, conducts economic evaluations of capital expenditure proposals for dilling work-overs, re-completions and facilitites, coordinates the completion and testing of wells, recommends new drill development wells, works with geology and geophysic to select exploration wells and declines curve analysis on wells. Prior to 2004, he was vice president of operations for Redwood Energy Ltd., technical manager for Pan Ocean Oil Corporation, manager - business development for Redwood Energy Ltd., senior production engineer for McMentum Enterprises Inc., drilling and completions superintendent for Alberta Energy Company International in Argentia, production engineering consultant for E.G. Consulting Ltd., district manager for Dowell Schlumberger Corporation in Australia and technical sales representative for Canadian Fracmaster Ltd.

Mr. Sorochan earned a B.Sc. Chemical Engineering from the University of Alberta and has a diploma in gas technology from the Northern Alberta Institute of Technology. He is a member of Petroleum Engineers and of the Association of Professional Engineers, Geologists and Geophysicists of Alberta.

The Company has agreed to grant to Mr. Sorochan 200,000 Stock Options exercisable into 200,000 shares of restricted common stock at an exercise price of $4.95 for a period of ten years.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MAINLAND RESOURCES, INC.

DATE:  JULY 30, 2008.
                               /s/ MICHAEL J. NEWPORT
                            ________________________________________
                            NAME:  MICHAEL J. NEWPORT
                            TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER